Exhibit 24.2

YELLOW ROADWAY CORPORATION

Secretary’s Certificate

The undersigned hereby certifies that he is the duly elected qualified and acting Secretary of Yellow Roadway Corporation (the “Company”) and that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same and does hereby further certify as follows:

Set forth below is a true and correct copy of a resolution duly adopted by the Pricing Committee of the Board of Directors of the Company on July 28, 2003; such resolution has not been altered, amended, modified or rescinded, remains in full force and effect on the date hereof and constitutes the only resolution of such Board of Directors with respect to the Power of Attorney.

RESOLVED, that each officer and director who may be required to sign and execute the Shelf Registration Statement or any amendment thereto or any document required in connection therewith or required by the issuance of the securities covered thereby (whether on behalf of the Company as an officer or director of the Company or otherwise) is hereby authorized to execute a power of attorney authorizing Donald G. Barger, Jr., Phillip J. Gaines and Daniel J. Churay, and each of them, or their designees, severally, his true and lawful attorneys, to sign in his name, place and stead in any such capacity the Shelf Registration Statement and any and all amendments to the Shelf Registration Statement and documents in connection therewith, and that each of such attorneys is hereby authorized to sign the Shelf Registration Statement and any and all amendments and all other documents in the name, place and stead of each such officer and director who shall have executed such power of attorney (whether acting on behalf of the Company, as an officer or director of the Company or otherwise).

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 30th day of March, 2004.

/s/ DANIEL J. CHURAY
Daniel J. Churay

YELLOW TRANSPORTATION, INC.

YELLOW TECHNOLOGIES, INC.

MISSION SUPPLY COMPANY

YELLOW RELOCATION SERVICES, INC.

MERIDIAN IQ, INC.

GLOBE.COM LINES, INC.

ROADWAY EXPRESS, INC.

ROADWAY NEXT DAY CORPORATION

Assistant Secretary’s Certificate

The undersigned hereby certifies that she is the duly elected qualified and acting Assistant Secretary of each of Yellow Transportation, Inc., Yellow Technologies, Inc., Mission Supply Company, Yellow Relocation Services, Inc., Meridian IQ, Inc., Globe.com Lines, Inc., Roadway Express, Inc. and Roadway Next Day Corporation and that, as such, she is familiar with the facts herein certified and is duly authorized to certify the same and does hereby further certify as follows:

Set forth below is a true and correct copy of a resolution duly adopted by the Board of Directors of each of Yellow Transportation, Inc., Yellow Technologies, Inc., Mission Supply Company, Yellow Relocation Services, Inc., Meridian IQ, Inc. and Globe.com Lines, Inc., on August 4, 2003 and each of Roadway Express, Inc. and Roadway Next Day Corporation on December 11, 2003; such resolution has not been altered, amended, modified or rescinded, remains in full force and effect on the date hereof and constitutes the only resolution of such Boards of Directors with respect to the Power of Attorney.

RESOLVED, that each officer and director who may be required to sign and execute the Shelf Registration Statement or any amendment thereto or any document required in connection therewith or required by the issuance of the securities covered thereby (whether on behalf of the Company as an officer or director of the Company or otherwise) is hereby authorized to execute a power of attorney authorizing Donald G. Barger, Jr., Phillip J. Gaines and Daniel J. Churay, and each of them, or their designees, severally, his true and lawful attorneys, to sign in his name, place and stead in any such capacity the Shelf Registration Statement and any and all amendments to the Shelf Registration Statement and documents in connection therewith, and that each of such attorneys is hereby authorized to sign the Shelf Registration Statement and any and all amendments and all other documents in the name, place and stead of each such officer and director who shall have executed such power of attorney (whether acting on behalf of the Company, as an officer or director of the Company or otherwise).

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 30th day of March, 2004.

/s/ BRENDA LANDRY
Brenda Landry

YELLOW GPS, LLC

ROADWAY LLC

Assistant Secretary’s Certificate

The undersigned hereby certifies that she is the duly elected qualified and acting Assistant Secretary of each of Yellow GPS, LLC and Roadway LLC and that, as such, she is familiar with the facts herein certified and is duly authorized to certify the same and does hereby further certify as follows:

Set forth below is a true and correct copy of a resolution duly adopted by the Board of Managers of each of Yellow GPS, LLC on August 4, 2003 and Roadway LLC on December 11, 2003; such resolution has not been altered, amended, modified or rescinded, remains in full force and effect on the date hereof and constitutes the only resolution of such Boards of Managers with respect to the Power of Attorney.

RESOLVED, that each officer and manager who may be required to sign and execute the Shelf Registration Statement or any amendment thereto or any document required in connection therewith or required by the issuance of the securities covered thereby (whether on behalf of the Company as an officer or manager of the Company or otherwise) is hereby authorized to execute a power of attorney authorizing Donald G. Barger, Jr., Phillip J. Gaines and Daniel J. Churay, and each of them, or their designees, severally, his true and lawful attorneys, to sign in his name, place and stead in any such capacity the Shelf Registration Statement and any and all amendments to the Shelf Registration Statement and documents in connection therewith, and that each of such attorneys is hereby authorized to sign the Shelf Registration Statement and any and all amendments and all other documents in the name, place and stead of each such officer and manager who shall have executed such power of attorney (whether acting on behalf of the Company, as an officer or manager of the Company or otherwise);

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 30th day of March, 2004.

/s/ BRENDA LANDRY
Brenda Landry